                                                                  EXHIBIT 23.1

                        INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-45227 of Cendant Corporation on Form S-3 of our report dated December 17, 1997, appearing in the Prospectus, which is part of this Registration Statement, and appearing in the Current Report on Form 8-K of Cendant Corporation filed on January 29, 1998. We also consent to the reference to us under the heading "Experts" in the Prospectus.

/s/ DELOITTE & TOUCHE LLP

Parsippany, New Jersey
February 12, 1998